Exhibit 10.2 PORTLAND GENERAL ELECTRIC COMPANY ANNUAL CASH INCENTIVE PLAN Amended and Restated Effective July 27, 2021

2 TABLE OF CONTENTS Page SECTION 1 Purpose 3 SECTION 2 Definitions 3 SECTION 3 Administration 5 SECTION 4 Eligibility and Participation 5 SECTION 5 Establishment and Calculation of Awards 6 SECTION 6 Payment of Awards Earned 7 SECTION 7 Termination of Employment 7 SECTION 8 Adjustments Upon Changes in Capitalization 7 SECTION 9 General Provisions 8 SECTION 10 Amendment, Suspension, or Termination of Plan 9 SECTION 11 Effective Date 9

3 PORTLAND GENERAL ELECTRIC COMPANY ANNUAL CASH INCENTIVE PLAN SECTION 1 Purpose The purpose of the Portland General Electric Company Annual Cash Incentive Plan is to motivate, reward and retain executive officers and key employees of the Company for achieving individual, department and/or corporate goals and objectives. SECTION 2 Definitions 2.1. “Affiliate” means any entity that controls, is controlled by or is under common control with the Company. 2.2. “Annual Incentive Program” means the terms and conditions pursuant to which a Participant may receive an Award under the Plan for a particular Award Year based upon achievement of pre- established performance goals and/or assessment of individual contribution. 2.3. “Award” means a contingent right to receive cash following the end of an Award Year. 2.4. “Award Year” means any fiscal year of the Company for which the Company adopts an Annual Incentive Program under this Plan. 2.5. “Board” means the Board of Directors of the Company. 2.6. “CEO” means the Chief Executive Officer of the Company. 2.7. “Change in Control” shall mean any of the following events: (i) Any person (as such term is used in Section 14(d) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as determined pursuant to Rule 14d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing more than thirty percent (30%) of the combined voting power of the Company’s then outstanding voting securities; or (ii) During any period of two (2) consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period (the “Incumbent Board”) cease to constitute at least a majority of the Board provided, however that any individual becoming a director subsequent to the beginning of such two (2)-year period whose election to the Board, or nomination for election to the Board by the Company’s

4 stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs in connection with or as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents; or (iii) There occurs a consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing, directly or indirectly, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions. 2.8. “Company” means Portland General Electric Company. 2.9. “Committee” means the Compensation and Human Resources Committee of the Board or, to the extent directed by the Board, the members of the Board who are independent, as determined pursuant to the Company’s Director Independence Standards. 2.10. “Disability” means a disability under the Company's long-term disability program or, if no such program exists, a disability as determined by the Committee for purposes of the Plan. 2.11. “Employee” means any employee of the Company or an Affiliate, excluding any person characterized on the Company's or an Affiliate's payroll records as a temporary or contract employee. 2.12. “Participant” means an Employee selected to participate in the Annual Incentive Program for an Award Year. 2.13. “Plan” means the Portland General Electric Company Annual Cash Incentive Plan as set forth herein, as amended from time to time. 2.14. “Retirement” means a Participant's termination of employment at age 55 or older with five or more years of service for the Company or its Affiliates.

5 2.15. “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended. SECTION 3 Administration 3.1. Administrative Duties and Authority of the Committee and the CEO. The Committee and the CEO shall be responsible for the administration of the Plan according to the terms and provisions hereof and shall have discretionary authority and all powers necessary to accomplish this purpose, including without limitation the right, power, authority and duty to make rules, regulations and procedures for the administration of the Plan which are not inconsistent with the terms and provisions hereof. 3.2. Plan Interpretation. The Committee shall have sole discretionary authority to construe and interpret all terms, provisions, conditions and limitations of the Plan and to correct any defect, supply any omission, construe any ambiguous or uncertain provisions, or reconcile any inconsistency that may appear in the Plan, in such manner and to such extent as it shall deem expedient to carry the Plan into effect. All decisions, determinations, and interpretations of the Committee will be final and binding. 3.3. Liability. No member of the Board, officer of the Company, or delegate of any thereof shall be personally liable for any action, failure to act, determination, or interpretation made in good faith with respect to the Plan or any transaction under the Plan. SECTION 4 Eligibility and Participation 4.1. Selection of Participants. (a) The Committee in its discretion will select any Executives who will participate in the Annual Incentive Program for an Award Year. (b) The CEO in his or her discretion will select any individuals other than Executives who will participate in the Annual Incentive Program for an Award Year. (c) No Employee has a right to participation in the Plan, and participation in the Annual Incentive Program for any Award Year shall not cause any entitlement to participate in any later Annual Incentive Program. 4.2. Persons Ineligible. Members of the Board who are not Employees are not eligible to participate in the Plan. 4.3. Participation in Other Annual Incentive Plans. Participants in an Annual Incentive Program for an Award Year are not eligible to participate in any other annual incentive plan of the Company for such Award Year without the specific approval of the Committee.

6 SECTION 5 Establishment and Calculation of Awards 5.1. Establishment of Annual Incentive Program for Executives. For each Award Year, the Committee will establish in writing the material terms and conditions applicable to the Annual Incentive Program for Executives, including without limitation the relevant performance goals, Award amounts payable based on the extent to which the performance goals are met, and the potential effect of individual Participant contributions during the Award Year for the Employees selected to participate in the Annual Incentive Program for the Award Year. 5.2. Establishment of Annual Incentive Program for Non-Executives. For each Award Year, the Committee will establish in writing any material terms and conditions applicable to the Annual Incentive Program for Participants other than Executives it deems appropriate. The CEO may then establish any additional terms and conditions applicable to such Annual Incentive Program that are not inconsistent with the terms and conditions established by the Committee. 5.3. Determination at Year End. Following the end of each Award Year the Committee shall determine the extent to which Company performance goals were met for the Award Year. In making such determination, the Committee may include or exclude the impact of any nonrecurring, unusual events that occur during the Award Year, including without limitation (i) asset write- downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws and other laws, accounting principles, or provisions affecting reported results; (iv) any reorganization or restructuring programs; (v) extraordinary, nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor thereto) or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; and (vii) foreign exchange gains and losses. 5.4. Calculating Executive Award Amounts. The Committee shall determine the Award amounts payable to each Executive in respect of an Award Year based on the extent to which the relevant performance goals were achieved during the Award Year. The Committee, in its discretion, may further increase or decrease (or eliminate) an Award to reflect individual Participant or Company performance during the Award Year. 5.5. Calculating Non-Executive Award Amounts. The CEO shall determine the Award amounts payable to each Participant who is not an Executive in respect of an Award Year, consistent as applicable with the Committee’s determination of Company performance in respect of Awards to Executives. The CEO, in his or her discretion, may further increase or decrease (or eliminate) an Award to reflect individual Participant or Company performance during the Award Year. 5.6. Discretionary Bonus Amounts. If the minimum performance goals established for an Award are not achieved, no payment will be made under the Award; provided, however, that the Board, in its sole discretion, may establish a separate discretionary amount distributable as Awards to Participants under the Plan, which shall be allocated at the discretion of the Committee.

7 SECTION 6 Payment of Awards Earned 6.1. Timing of Payment. Awards earned by each Participant shall be paid in cash as soon as administratively possible following the date the amounts are determined but in no event later than two and one-half months after the end of the Award Year. 6.2. Set-Off. The Company shall have the right to set off against any Award payable hereunder, the amount of any loan or advance made by the Company or an Affiliate to the Participant. SECTION 7 Termination of Employment 7.1. Forfeiture of Award. In the event of a Participant's termination of employment for any reason other than the Participant's death, Disability, or Retirement prior to payment being made under an Award, the Participant will forfeit all rights to any payment under the Award. 7.2. Death, Disability and Retirement. If a Participant's employment terminates prior to payment being made under an Award due to the Participant's death, Disability, or Retirement, the Company shall pay an Award to the Participant (or the Participant's estate, as the case may be) at such time as Awards are payable generally to other Participants, pro-rated to reflect the number of full and partial months during the Award Year in which the Participant was employed by the Company or an Affiliate. SECTION 8 Adjustments Upon Changes in Capitalization 8.1. Change in Control. In the event of a Change in Control, then unless the documents effecting such Change in Control provide for different treatment, Awards outstanding under the Plan shall be paid to Participants upon consummation of such Change in Control based on the greater of actual or target levels of performance as determined by the Committee, pro-rated to reflect the number of full and partial months during the Award Year prior to the Change in Control. 8.2. Changes to Subsidiary. In the event of the disposition of a subsidiary of the Company or of substantially all of the subsidiary’s assets to an entity that is not an Affiliate, any Award to a Participant who is an employee of such subsidiary shall be treated in the manner determined by the Committee in its discretion. 8.3. Authority Under this Section. Any adjustments under this Section 8 will be made by the Committee or the Board, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive.

8 SECTION 9 General Provisions 9.1. No Employment Right. The Plan does not constitute or imply the existence of an employment contract between the Company or an Affiliate and any person. Participation in the Plan shall not be construed as constituting a commitment, guarantee, agreement, or understanding of any kind that the Company or an Affiliate will continue to employ any individual. 9.2. Nontransferability. Neither a Participant nor any other person has any right to assign, transfer, attach, or hypothecate any benefits or payments under the Plan. Payments held by the Company before distribution shall not be liable for the debts, contracts, or obligations of any Participant or any other person, or be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding 9.3. Withholding. The Company has the right to deduct any sums which federal, state, or local tax law requires to be withheld with respect to the payment of any Award. 9.4. Plan Unfunded. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. A Participant’s right to payment under the Plan is that of an unsecured general creditor of the Company. The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended from time to time. 9.5. Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect. 9.6. Choice of Law. The Plan shall be interpreted under the laws of the State of Oregon notwithstanding any conflict of law principles. Venue for all claims and actions related to or arising under the Plan shall be exclusively in the courts of the State of Oregon. 9.7. Code Section 409A. The Plan as well as payments under the Plan are intended to be exempt from or, to the extent subject thereto, to comply with, Section 409A and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained in the Plan to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A, a Participant shall not be considered to have terminated employment or service with the Company or an Affiliate for purposes of the Plan until the Participant would be considered to have incurred a “separation from service” from the Company and its affiliates within the meaning of Section 409A. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the

9 contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under the Plan shall be construed as a separate identified payment for purposes of Section 409A. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. Each Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A. 9.8. Recoupment Policy. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement or Company policy, including without limitation the Company’s Incentive Clawback and Cancellation Policy will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement or policy adopted by the Company pursuant to any such law, government regulation, stock exchange listing requirement or otherwise. SECTION 10 Amendment, Suspension, or Termination of Plan The Committee may amend, suspend, or terminate the Plan at any time. In addition, the Committee may amend, suspend, or terminate any or all unpaid Awards under the Plan upon a finding of current or threatened financial hardship for the Company, which shall be final and binding upon all Participants. SECTION 11 Effective Date This Plan, as amended and restated, is effective July 27, 2021. Executed as of the 27th day of July, 2021. PORTLAND GENERAL ELECTRIC COMPANY By: /S/ Anne Mersereau Name: Anne Mersereau Title: Vice President, Human Resources, Diversity, Equity & Inclusion